Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Genesys Industries, Inc., a Florida corporation (the "Company"), does hereby certify, to the best of their knowledge, that:

1. The Quarterly Report on Form 10-Q for the period ending December 31, 2018 (the "Report") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 08, 2019	/s/ Shefali Vibhakar
Shefali Vibhakar
Chief Executive Officer
Chief Financial Officer